[LOGO]


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 30, 2003

                               ------------------

To our stockholders:

      You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Rambus Inc. The Annual Meeting will be held on:

      Date:         Thursday, January 30, 2003
      Time:         10:00 a.m., local time
      Place:        Westin Hotel
                    675 El Camino Real
                    Palo Alto, California 94301

      The following matters will be voted on at the Annual Meeting:

      1.  Election of three Class II directors;

      2. Ratification of PricewaterhouseCoopers LLP as our independent auditors; and

      3.  Any other matters that may properly be brought before the meeting.

      These items of business are more fully described in the Proxy Statement which accompanies this Notice of Annual Meeting.

      Only stockholders of record as of December 9, 2002, may vote at the Annual Meeting. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope. Returning the proxy card does NOT deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains proxy voting in more detail. Please read it carefully. We look forward to seeing you at the Annual Meeting.


                                    By Order of the Board of Directors

                                    /s/ John D. Danforth

                                    John D. Danforth
                                    Sr. Vice President, General Counsel and
                                    Secretary

Los Altos, California
December 19, 2002

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

 WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

--------------------------------------------------------------------------------

                           RAMBUS INC. PROXY STATEMENT
                                       FOR
                       2003 ANNUAL MEETING OF STOCKHOLDERS

                                TABLE OF CONTENTS

                                                                                            Page
                                                                                            ----
Information Concerning Solicitation and Voting .........................................     1
General Information about the Meeting ..................................................     1
Proposal One: Election of Directors ....................................................     4
      Nominees .........................................................................     4
      Vote Required ....................................................................     4
      Information about the Directors and Nominees .....................................     4
      Board Meetings and Committees ....................................................     6
      Committees of the Board ..........................................................     6
      Audit Committee ..................................................................     6
      The Compensation Committee .......................................................     7
      Stock Option Committee ...........................................................     7
      Corporate Governance/Nominating Committee ........................................     7
      Compensation Committee Interlocks and Insider Participation ......................     8
Security Ownership of Certain Beneficial Owners and Management .........................     8
Proposal Two: Ratification of Appointment of Independent Accountants ...................    10
Executive Compensation and Other Matters ...............................................    12
      Summary Compensation Table .......................................................    12
      Option Grants in Last Fiscal Year ................................................    13
      Aggregated Option Exercises in Fiscal 2002 and Fiscal Year-End Option Values .....    14
      Change of Control and Severance Arrangements .....................................    14
      Director Compensation ............................................................    14
      Section 16(a) Beneficial Ownership Reporting Compliance ..........................    15
      Certain Relationships and Related Transactions ...................................    15
Report of the Compensation Committee of the Board of Directors .........................    16
Report of the Audit Committee of the Board of Directors ................................    19
Performance Graph ......................................................................    20
Other Matters ..........................................................................    21

                                               RAMBUS INC.
                                          ------------------
                                            PROXY STATEMENT
                                                  FOR
                                  2003 ANNUAL MEETING OF STOCKHOLDERS

                         INFORMATION CONCERNING SOLICITATION AND VOTING
                         -------------------------------------------------------

                         The enclosed Proxy is solicited on behalf of the Board of Directors of Rambus Inc. ("Rambus"), for use at the Annual Meeting of Stockholders to be held on Thursday, January 30, 2003 at 10:00 a.m. local time, and at any postponement or adjournment of the meeting. The purposes of the Annual Meeting are described in the accompanying Notice of Annual Meeting of Stockholders.

                         The Annual Meeting will be held at the Westin Hotel located at 675 El Camino Real, Palo Alto, California. Our principal executive offices are located at 4440 El Camino Real, Los Altos, California 94022, and our telephone number is (650) 947-5000.

                         These proxy solicitation materials and the enclosed Annual Report on Form 10-K for the fiscal year ended September 30, 2002, including financial statements, were first mailed on or about December 19, 2002, to all stockholders entitled to vote at the meeting. Stockholders may obtain, for the cost of copying, a copy of any exhibits to our Form 10-K by writing to Rambus Inc., 4440 El Camino Real, Los Altos, California 94022, Attention: John D. Danforth, Sr. Vice President, General Counsel and Secretary.

                         GENERAL INFORMATION ABOUT THE MEETING
                         -------------------------------------------------------

Who may vote             You may vote if our records showed that you owned your
                         shares as of December 9, 2002 (the "Record Date"). At the close of business on that date, we had a total of 97,534,126 shares of Common Stock issued and outstanding, which were held of record by approximately
                         1,023 stockholders. As of the Record Date, we had no shares of Preferred Stock outstanding. You are entitled to one vote for each share that you own. All share numbers represented in this Proxy Statement reflect a four-for-one split of our Common Stock effective June
                         14, 2000.

Voting your proxy        If your shares of common stock are held by a broker,
                         bank or other nominee, you will receive instructions from them that you must follow in order to have your shares voted.

                         If you hold your shares in your own name as a holder of record, you may instruct the proxy holders how to vote your common stock by signing, dating and mailing the proxy card in the postage-paid envelope that we have provided. Of course, you may also choose to come to the meeting and vote your shares in person. If you provide instructions in your completed proxy card, the proxy holders will vote your shares in accordance with those instructions. If you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors.

Matters to be            We are not aware of any matters to be presented other
presented                than those described in this Proxy Statement. If any
                         matters not described in the Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions.

Changing your vote       To revoke your proxy instructions if you are a holder
                         of record, you must (i) advise our Secretary in writing before the proxy holders vote your shares, (ii) deliver later proxy instructions before the proxy holders vote your shares, or (iii) attend the meeting and vote your shares in person. Please note that attendance at the Annual Meeting will not itself revoke a proxy.


Cost of this proxy       We will pay the cost of this proxy solicitation. We
solicitation             may, on request, reimburse brokerage firms and other
                         nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or facsimile. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses.

How votes are counted    The Annual Meeting will be held if a majority of the
                         outstanding Common Stock entitled to vote is represented at the meeting. If you have returned valid proxy instructions or attend the meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.


Abstentions and Broker   Shares that are voted "WITHHELD" or "ABSTAIN" are
Non-Votes                treated as being present for purposes of determining
                         the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold your common stock through a broker, the broker may be prevented from voting shares held in your brokerage account on some proposals (a "broker non-vote") unless you have given voting instructions to the broker.
                         Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but not for purposes of determining whether a proposal has passed.

Our Voting               When proxies are properly dated, executed and returned,
Recommendations          the shares represented by such proxies will be voted at
                         the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board of Directors:

                           o "FOR" the re-election of William Davidow, P. Michael Farmwald and Geoff Tate as Class II directors; and
                           o "FOR" ratification of PricewaterhouseCoopers LLP as our independent accountants for 2003.

Deadline for Receipt     Stockholders may present proposals for action at a
of Stockholder           future meeting only if they comply with the
Proposals                requirements of the proxy rules established by the SEC.
                         Stockholder proposals, including nominations for the election of director, that are intended to be presented by such stockholders at our 2004 Annual Meeting of Stockholders must be received by us no later than August 21, 2003 to be considered for inclusion in the Proxy Statement and form of Proxy relating to that meeting.

                         In addition, our Bylaws establish an advance notice procedure for stockholder proposals that are not eligible to be included in the proxy statement relating to the 2004 Annual Meeting. For these proposals, including nominations for the election of director, a stockholder must provide written notice to our corporate Secretary at least 90 days in advance of the 2004 annual meeting, and the notice must contain specific information concerning the matters to be brought before the meeting and concerning the stockholder proposing such matters.

                         A copy of the full text of the Bylaw provisions relating to our advance notice procedure may be obtained by writing to our corporate Secretary. All notices of proposals by stockholders, whether or not included in proxy materials, should be sent to Rambus Inc., 4440 El Camino Real, Los Altos, CA 94022,
                         Attention: Secretary.

                         PROPOSAL ONE:
                         ELECTION OF DIRECTORS
                         -------------------------------------------------------

                         Our Board of Directors is currently comprised of seven members who are divided into two classes with overlapping two-year terms. We have four (4) Class I directors and three (3) Class II directors. At each annual meeting of stockholders, directors are elected for a term of two (2) years to succeed those directors whose terms expire on the annual meeting dates or until their respective successors are duly elected and qualified. A director serves in office until his or her respective successor is duly elected and qualified or until his or her earlier death or resignation. Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of an equal number of directors.

Nominees Three Class II directors are to be elected at the Annual Meeting for a two-year term ending in 2005. Our Board has nominated WILLIAM DAVIDOW, P. MICHAEL FARMWALD and GEOFF TATE for re-election as Class II directors. The term of office of each person elected as a director will continue until such director's term expires in 2005 or until such director's successor has been elected and qualified.

                         Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of Drs. Davidow and Farmwald, and Mr. Tate. If Dr. Davidow, Dr. Farmwald or Mr. Tate is unable or declines to serve as a director at the time of the Annual Meeting, proxies will be voted for a substitute nominee or nominees designated by the Board. We are not aware that Dr. Davidow, Dr. Farmwald, or Mr. Tate will be unable or will decline to serve as a director.

Vote Required            Directors are elected by a plurality of the votes of
                         the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that the three nominees who receive the greatest number of votes will be elected.
                         There are no cumulative voting rights in the election of directors. Assuming a quorum is present, abstentions will have the effect of a vote "against" the election of a director, and broker non-votes will have no effect on the outcome of the vote.

Information about the    The following table contains information regarding the
Nominees and Other       nominees and other directors as of November 1, 2002.
Directors


                         Nominees for Class II Directors for a term expiring in 2005

         Name          Age                     Principal Occupation and Business Experience
--------------------- ----- ---------------------------------------------------------------------------------
William Davidow .....  67   Dr. Davidow has served as Chairman of the Board since we were founded in
                            March 1990. Since 1985, Dr. Davidow has been a general partner of Mohr,
                            Davidow Ventures, a venture capital firm. From 1973 to 1985, he held a number of management positions at Intel Corporation, including Senior Vice President of Marketing and Sales, Vice President of the Microcomputer Division and Vice
                            President of the Microcomputer Systems Division. Dr. Davidow holds A.B. and
                            M.S. degrees in Electrical Engineering from Dartmouth College and a Ph.D. in
                            Electrical Engineering from Stanford University. He also serves as a director of
                            Numerical Technologies, Inc. and two privately-held companies.

          Name            Age                       Principal Occupation and Business Experience
------------------------ ----- --------------------------------------------------------------------------------------
P. Michael Farmwald ....  48   Dr. Farmwald has served as a director since co-founding Rambus in March 1990, and in addition served as Vice President and Chief Scientist from March 1990 to
                               November 1993. Dr. Farmwald founded Skymoon Ventures in 2000. In addition,
                               Dr. Farmwald has co-founded other semiconductor companies, including Matrix
                               Semiconductor, Inc. in 1997 and Epigram, Inc. in 1996, which was acquired by
                               Broadcom Corporation in April 1999. In November 1993, He co-founded
                               Chromatic Research Inc., a privately held developer of media processors for the PC industry. He served as a director prior to the sale of Chromatic Research Inc. to ATI
                               Technologies Inc. in November 1998. From 1988 to 1989, Dr. Farmwald was an
                               associate professor of Electrical and Computer Engineering at the University of
                               Illinois. In 1986, he co-founded FTL which merged that year with MIPS
                               Technologies, Inc. ("MIPS"). From 1986 to 1988, Dr. Farmwald was Chief Scientist
                               for High End Systems at MIPS. Dr. Farmwald holds a B.S. degree in Mathematics from Purdue University and a Ph.D. in Computer Science from Stanford University.
                               He also serves as a director of several privately-held companies.

Geoff Tate .............  48   Mr. Tate currently serves as Chief Executive Officer and Director. Mr. Tate served as President, Chief Executive Officer and Director from May 1990 to
                               December 1999. From February 1989 to January 1990, Mr. Tate served as
                               Senior Vice President and Corporate Officer, Microprocessor and Peripherals
                               with Advanced Micro Devices, Inc. ("AMD"), a semiconductor manufacturer.
                               From 1979 to 1989, Mr. Tate served in various marketing and product line management positions with AMD. Mr. Tate holds a B.S. degree in Computer
                               Science from the University of Alberta and an M.B.A. from the Harvard
                               Graduate School of Business Administration.

                         Incumbent Class I Directors Whose Terms Expire in 2004


         Name          Age                     Principal Occupation and Business Experience
--------------------- ----- ----------------------------------------------------------------------------------
Bruce Dunlevie ......  46   Mr. Dunlevie has served as a director of Rambus since its founding in March 1990.
                            He has been a member of the venture capital firm Benchmark Capital since April
                            1996, and was a general partner of the venture capital firm Merrill, Pickard,
                            Anderson & Eyre from 1989 to 1996. Mr. Dunlevie also served as Vice President and General Manager of the Personal Computer Systems Division of Everex
                            Systems, a personal computer manufacturer. He holds a B.A. degree in History from
                            Rice University and an M.B.A. from Stanford University. Mr. Dunlevie also serves as a director of Handspring Inc., a provider of handheld computing products, and several privately-held companies.

Charles Geschke .....  63   Dr. Geschke has served as a director of Rambus since February 1996. He is a co-founder of Adobe Systems Incorporated, a software company, and has served as a director of that company since 1982, as Chief Operating Officer from 1986 to 1995, as President from 1989 to 2000 and as Chairman since 1997. Prior to
                            1982, Dr. Geschke held various positions with Xerox Corporation's Palo Alto
                            Research Center, including Manager of the Imaging Sciences Laboratory. He holds an A.B. degree in Classics and an M.S. degree in Mathematics from
                            Xavier University of Ohio, and received his Ph.D. in Computer Science from
                            Carnegie-Mellon University.

         Name          Age                     Principal Occupation and Business Experience
--------------------- ----- ----------------------------------------------------------------------------------
Mark Horowitz .......  45   Dr. Horowitz has served as a director since co-founding Rambus in March 1990.
                            Dr. Horowitz also served as Vice President from March 1990 to May 1994 and currently continues to serve in a part-time capacity as a member of the technical staff. Dr. Horowitz has taught at Stanford University since 1984 where he is currently professor of Electrical Engineering and Computer Science. He holds
                            B.S. and M.S. degrees in Electrical Engineering from Massachusetts Institute of
                            Technology and received his Ph.D. in Electrical Engineering from Stanford
                            University.

David Mooring .......  43   Mr. Mooring was appointed President and Director in December 1999.
                            Mr. Mooring joined us in February 1991 as Vice President, Marketing and Sales.
                            He served as Vice President, Business Development from May 1994 to May
                            1997, later he served as Sr. Vice President and General Manager of the
                            Computer & Memory Group and served in that capacity until his appointment as
                            President. From 1989 to 1991, he served as Vice President of Marketing and
                            Sales at Vitesse Semiconductor, Inc., a semiconductor manufacturer. From 1980 to 1989, Mr. Mooring held various marketing and sales positions at Intel
                            Corporation. Mr. Mooring holds a B.S. degree in Economics from the University of Santa Clara, an M.B.A. from Pepperdine University and an M.S. degree in
                            Computer Engineering from the University of Southern California.

                         Board Meetings and Committees
                         -------------------------------------------------------

                         The Board held a total of eight meetings during fiscal 2002 (including regularly scheduled and special meetings). No directors attended fewer than 75% of the total number of meetings of the Board of Directors and the committees, if any, of which he was a member.

                         On three occasions, certain matters approved by the Board were approved by unanimous written consent.


Committees of the        During fiscal 2002, the Board had three standing
Board                    committees: an Audit Committee, a Compensation
                         Committee and a Stock Option Committee. In October,
                         2002, the Board approved a resolution to establish a Corporate Governance/Nominating Committee. The following describes each committee, its current membership, the number of meetings held during fiscal
                         2002 and its function. All members of the Audit
                         Committee and Compensation Committee are non-employee directors.


Audit Committee          The Audit Committee consists of Drs. Davidow and
                         Geschke and Mr. Dunlevie. The Audit Committee held four meetings during fiscal 2002. The Board adopted and approved a charter for the Audit Committee in January
                         1998. In October, 2002, the Board selected Mr. Dunlevie to act as Chairman of the Committee and, in November, 2002, the Board amended the Audit Committee Charter, the amended version of which is attached to this Proxy
                         Statement as Appendix A.

                         The Audit Committee makes examinations to monitor our corporate financial reporting and our internal and external audits. It also (1) provides the results of its examinations, and recommendations derived from these examinations, to the

                         Board, (2) outlines to the Board improvements made, or to be made, in internal accounting controls, (3) nominates independent accountants, and (4) provides additional information and materials that may be necessary to make the Board aware of significant financial matters that require Board attention.

                         The Board has determined that all members of the Audit Committee are "independent," as defined by the requirements of the Sarbanes-Oxley Act of 2002 and the rules of the Nasdaq Stock Market.


Compensation Committee   In fiscal 2002, the Compensation Committee consisted of
                         Drs. Davidow and Geschke and Mr. Dunlevie. The
                         Compensation Committee, which met three times during fiscal 2002, reviews and makes recommendations to the Board regarding all forms of compensation to be provided to the executive officers and directors of Rambus, including stock compensation and loans, and all bonus and stock compensation to all employees. In
                         October 2002, the Board selected Mr. Geschke to act as Chairman of the Committee and, in November 2002, the Board established a Charter for the Compensation
                         Committee, attached hereto as Appendix B. Dr. Farmwald was appointed to the Committee in October 2002, and Dr.
                         Davidow resigned from the Committee at the same time to act as Chairman of the newly-formed Corporate
                         Governance/Nominating Committee.

Stock Option Committee   The Stock Option Committee consists of one member,
                         Geoff Tate. The Stock Option Committee, which was established in February 1997, has the authority
                         (subject to limitations, if any, which may be established by the Board) to administer the issuance of stock options under our 1997 Stock Plan (the "1997
                         Stock Plan") and our 1999 Non-Statutory Stock Option
                         Plan (the "1999 Stock Plan") of up to 100,000 shares per employee per year, other than executive officers.
                         In addition, the Stock Option Committee has the authority to administer the issuance of Common Stock
                         Equivalents under the 1997 Stock Plan. The Stock Option
                         Committee acted by written consent ten times during fiscal 2002.

Corporate               The Corporate Governance/Nominating Committee was
Governance/Nominating   formed in October of 2002, and consists of Drs. Davidow
Committee               and Geschke and Mr. Dunlevie, with Dr. Davidow acting
                        as Chairman of the Committee. A Charter for the Corporate Governance/Nominating Committee was established and is attached to this Proxy Statement as Appendix C. The Corporate Governance/Nominating
                        Committee recommends and approves Corporate Governance
                        Guidelines for Rambus to follow. In addition, the Corporate Governance/Nominating Committee evaluates and makes recommendations to the Board concerning the appointment of directors to Board committees, the selection of Board committee chairs, and the proposal of the Board slate for election. The Corporate
                        Governance/Nominating Committee also considers nominees recommended by stockholders for election to the Board.
                        Stockholders who wish to submit such recommendations should contact our corporate secretary in writing at our principal executive offices.

Compensation Committee Our Compensation Committee is currently comprised of Interlocks and Insider Drs. Farmwald and Geschke and Mr. Dunlevie. No
Participation           interlocking relationship exists between any member of
                        our Compensation Committee and any member of any other company's board of directors or compensation committee, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of Rambus.

                         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                         -------------------------------------------------------

                         Under the proxy rules of the Securities and Exchange Commission, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

                         The following table sets forth certain information as of November 1, 2002, regarding beneficial ownership of our Common Stock by (i) each person who is known to us to own beneficially more than five percent (5%) of our Common Stock, (ii) each director and each nominee for election as a director of Rambus, (iii) each executive officer named in the Summary Compensation Table of this Proxy Statement, and (iv) all of our current directors and officers as a group. The information on beneficial ownership in the table and the footnotes is based upon our records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to us by such person or entity. Unless otherwise indicated, each person has sole voting power and sole investment power with respect to the shares shown.

                                                               Percentage
                                               Number of           of
                                                Shares           Shares
                                             Beneficially     Beneficially
    Name or Group of Beneficial Owners         Owned (1)       Owned (1)
------------------------------------------   ------------     -----------
Geoff Tate(2) ............................      4,335,122           4.4
David Mooring(3) .........................      1,289,505           1.3
Robert Eulau(4) ..........................        205,263            *
Ed Larsen(5) .............................        399,796            *
John Danforth(6) .........................         86,166            *
William Davidow(7) .......................      1,079,888           1.1
Bruce Dunlevie(8) ........................        690,824            *
P. Michael Farmwald ......................      3,960,936           4.1
Charles Geschke(9) .......................        340,832            *
Mark Horowitz(10) ........................      2,107,716           2.2
All current directors and officers as a
 group (10 persons)(11) ..................     14,572,233          14.6

*  (Less than 1%)
----------
(1) Percentage of shares beneficially owned is based on 97,481,897 shares outstanding as of November 1, 2002. Unless otherwise indicated below, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares subject to options which are exercisable within 60 days of November 1, 2002 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.
(2) Includes 868,600 shares subject to options exercisable within 60 days of November 1, 2002, of which 807,766 shares were vested and 60,834 shares were unvested as of November 1, 2002. Also include 60,000 shares held of record by Mr. Tate's wife, Colleen Thygesen Tate, as Trustee for their children.
(3) Includes 600,830 shares subject to options exercisable within 60 days of November 1, 2002, of which 549,162 shares were vested and 51,668 shares were unvested as of November 1, 2002.
(4) Includes 197,395 shares subject to options exercisable within 60 days of November 1, 2002, of which 183,853 shares were vested and 13,542 shares were unvested as of November 1, 2002.
(5) Includes 393,332 shares subject to options exercisable within 60 days of November 1, 2002, of which 360,831 were vested and 32,501 were unvested as of November 1, 2002.
(6) Includes 85,925 shares subject to options exercisable within 60 days of November 1, 2002, of which 74,444 shares were vested and 11,481 shares were unvested as of November 1, 2002.
(7) Includes 48,336 shares subject to options exercisable within 60 days of November 1, 2002, of which 46,668 shares were vested and 1,668 shares were unvested as of November 1, 2002.
(8) Includes 213,332 shares subject to options exercisable within 60 days of November 1, 2002, of which 211,664 shares were vested and 1,668 shares were unvested as of November 1, 2002. Also includes 32,000 shares held by Mr. Dunlevie as trustee for his children.
(9) Includes 167,500 shares held of record by The Geschke Family Trust Dated 9/25/87, and 173,332 shares subject to options exercisable within 60 days of November 1, 2002, of which 171,664 shares were vested and 1,668 shares were unvested as of November 1, 2002.
(10) Includes 8,000 shares subject to options exercisable within 60 days of November 1, 2002, of which 7,333 shares were vested and 667 shares were unvested as of November 1, 2002.
(11) Includes 2,664,082 shares subject to options exercisable within 60 days of November 1, 2002, of which 2,473,385 shares were vested and 190,697 shares were unvested as of November 1, 2002.

                         PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT ACCOUNTANTS
                         -------------------------------------------------------

                         The Board has appointed PricewaterhouseCoopers LLP as the independent accountants to Rambus to audit our consolidated financial statements for the fiscal year ending September 30, 2003.

                         Although ratification by stockholders is not required by law, the Board has conditioned its appointment of the independent accountants upon the receipt of the affirmative vote of a majority of the votes duly cast at the Annual Meeting. If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the Board will reconsider its selection.

                         Notwithstanding its selection, the Board, in its discretion, may appoint new independent accountants at any time during the year if the Board believes that such a change would be in the best interest of Rambus and its stockholders.

Our History with         PricewaterhouseCoopers LLP (or its predecessor, Coopers
PricewatershouseCoopers  & Lybrand L.L.P.) has audited our financial statements since 1991. Representatives of PricewaterhouseCoopers
                         LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if they so desire.

                         FEES BILLED TO RAMBUS BY PRICEWATERHOUSECOOPERS LLP DURING FISCAL 2002
                         -------------------------------------------------------

                         The following table sets forth the approximate aggregate fees billed to Rambus during fiscal 2002 by PricewaterhouseCoopers LLP:

                         Audit Fees                                  $  122,500
                         Financial Information Systems Design and
                         Implementation Fees                         $        0
                         All Other Fees (1)                          $  219,000
                         ----------------------------------------    ----------
                         Total Fees                                  $  341,500
                                                                     ==========
                         -------------------------------------------------------
                         (1) Includes fees for various advisory services related
                             principally to tax preparation services and tax consultation services.

Independence of          The Audit Committee of the Board has determined that
PricewaterhouseCoopers   the accounting advice and tax services provided by
                         PricewaterhouseCoopers LLP are compatible with maintaining PricewaterhouseCoopers LLP's independence.

Vote Required            If a quorum is present, the affirmative vote of a
                         majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants. Abstentions will have the effect of a vote "against" the ratification of PricewaterhouseCoopers LLP as our independent accountants. Broker non-votes will have no effect on the outcome of the vote.

                         The Board unanimously recommends that you vote "FOR" the ratification of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending September 30, 2003.

                         OUR EXECUTIVE OFFICERS
                         -------------------------------------------------------

                         Information regarding our executive officers and their ages and positions as of November 1, 2002, are contained in the table below. Our executive officers are appointed by, and serve at the discretion of, the Board. There is no family relationship between any of our executive officers and any of our directors.


         Name           Age                          Position and Business Experience
---------------------- ----- --------------------------------------------------------------------------------
Geoff Tate ...........  48   Chief Executive Officer and Director.  Geoff Tate was appointed Chief
                             Executive Officer and Director in December 1999. Mr. Tate joined us in May
                             1990 as President, Chief Executive Officer and Director. From February 1989 to
                             January 1990, Mr. Tate was Senior Vice President and Corporate Officer,
                             Microprocessor and Peripherals at Advanced Micro Devices, Inc. ("AMD"), a
                             semiconductor manufacturer. From 1979 to 1989, Mr. Tate held various marketing and product line management positions at AMD. Mr. Tate holds a
                             B.S. degree in Computer Science from the University of Alberta and an M.B.A.
                             from the Harvard Graduate School of Business Administration.

David Mooring ........  43   President and Director. David Mooring was appointed President and Director in
                             December 1999. Mr. Mooring joined us in February 1991 as Vice President,
                             Marketing and Sales. He served as Vice President, Business Development from
                             May 1994 to March 1997, later he served as Sr. Vice President and General
                             Manager of the Computer & Memory Group and served in that capacity until his appointment as President. From 1989 to 1991, he served as Vice President of
                             Marketing and Sales at Vitesse Semiconductor, Inc., a semiconductor manufacturer. From 1980 to 1989, Mr. Mooring held various marketing and sales positions at Intel Corporation. Mr. Mooring holds a B.S. degree in
                             Economics from the University of Santa Clara, an M.B.A. from Pepperdine
                             University and an M.S. degree in Computer Engineering from the University of
                             Southern California.

John D. Danforth .....  44   Sr. Vice President, General Counsel and Secretary. John D. Danforth joined us in October 2001 as Sr. Vice President, General Counsel and Secretary. From
                             2000 to 2001, Mr. Danforth was Sr. Vice President, General Counsel and
                             Secretary for Niku Corp., an enterprise software applications company. From
                             1994 to 2000, he served as Vice President, General Counsel and Secretary of
                             Creative Labs, Inc., a manufacturer of PC peripherals. From 1985 to 1994, he was with the law firm of Morrison & Foerster, becoming a partner in 1988. Mr.
                             Danforth holds a B.A. degree from Yale College and a J.D. from Columbia Law
                             School. He is a member of the Bar Associations of California and New York.

Robert K. Eulau ......  40   Sr. Vice President, Finance and Chief Financial Officer. Robert K. Eulau joined us in May 2001 and was appointed Sr. Vice President, Finance, Chief Financial
                             Officer and Secretary in July 2001. In October 2001, Mr. Eulau resigned his position as Secretary upon the appointment of Mr. Danforth as Secretary. From
                             1985 to 2001, Mr. Eulau held various financial and marketing management positions at Hewlett-Packard Company, most recently as Vice President and
                             CFO of the Business Customer Organization. Mr. Eulau holds a B.A. degree in
                             Mathematics from Pomona College and an M.B.A. in Finance and Accounting from the University of Chicago.

         Name          Age                            Position and Business Experience
--------------------- ----- -----------------------------------------------------------------------------------
Ed Larsen ...........  50   Sr. Vice President, Administration. Ed Larsen was appointed Sr. Vice President,
                            Administration in December 1999. Mr. Larsen joined us in September 1996 as Vice
                            President, Human Resources. From May 1995 to August 1996, he served as
                            Director, Human Resources for Cirrus Logic, Inc., a semiconductor manufacturer.
                            From June 1991 to July 1993 and May 1994 to May 1995, Mr. Larsen was an
                            independent consultant. Mr. Larsen has also held various human resources positions with Zilog, Inc., VLSI Technology, Inc. and Motorola, Inc. Mr. Larsen holds a B.S.
                            degree in Business Administration from the University of Minnesota.

Steve Tobak .........  45   Sr. Vice President, Worldwide Marketing. Steve Tobak joined us in February
                            2002 as Senior Vice President, Worldwide Marketing. Prior to joining Rambus,
                            Mr. Tobak was President and CEO of InLight Communications Inc., an optical component company. From 1999 to 2001, he served as Senior Vice President,
                            Marketing and Sales at Tessera, Inc., a semiconductor packaging intellectual property company. From 1997 to 1999, Mr. Tobak was Vice President,
                            Corporate Marketing and Communications at National Semiconductor Corp.
                            Mr. Tobak served as Vice President, Corporate and Channel Marketing at Cyrix
                            Corp., a microprocessor manufacturer, from 1995 until its merger with National in 1997. Mr. Tobak holds a B.S. degree in Physics and an M.S. in Electrical
                            Engineering from the State University of New York, Stony Brook.

                         EXECUTIVE COMPENSATION AND OTHER MATTERS
                         -------------------------------------------------------

Executive Compensation   The following table sets forth information regarding
                         the compensation of our Chief Executive Officer and our next four most highly compensated executive officers for services rendered to us in all capacities for the last three fiscal years.


                                    SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------
                                                                          Long-Term
                                                                        Compensation
                                                                           Awards
                                                               ---------------------------
                                    Annual Compensation          Restricted     Securities    All Other
     Name and Principal             --------------------           Stock        Underlying   Compensation
          Position           Year     Salary    Bonus(1)           Awards       Options(#)       (2)
---------------------------  ----   --------    --------       -------------    ----------   ------------
Geoff Tate(3) .............  2002   $270,003    $344,860               --         100,000       $1,560
  Chief Executive            2001    250,008     104,448               --         840,000        1,800
  Officer                    2000    236,448      94,460       15,671,900(3)    1,000,000        1,930
David Mooring(4) ..........  2002    231,308     343,914               --         100,000        1,560
  President                  2001    240,000      98,509               --         840,000        1,736
                             2000    227,500      88,201       15,671,900(4)    1,000,000        1,834
John D. Danforth(5) .......  2002    230,506     133,891               --         550,000          796
  Sr. Vice President,        2001         --          --               --              --           --
  General Counsel            2000         --          --               --              --           --
  and Secretary
Robert K. Eulau(6) ........  2002    236,250     202,962               --              --        1,560
  Sr. Vice President,        2001     93,750      50,000               --         675,000          266
  Finance and Chief          2000         --          --               --              --           --
  Financial Officer
Ed Larsen .................  2002    187,924     163,028               --              --        1,560
  Sr. Vice President,        2001    177,481      80,154               --         220,000        1,480
  Administration             2000    165,385      65,591               --         320,000        1,448

------------
(1)   Earned for services during year.
(2)   Consists of group term life insurance premiums paid by Rambus.
(3) Represents the dollar value of 1,000,000 Common Stock Equivalents (CSEs) granted on October 20, 1999, based on the closing market price of $15.6719 per share for the Rambus' Common Stock on such date. As of the end of fiscal 2002, Mr. Tate held an aggregate of 500,000 unvested CSEs, which had a dollar value of $2,170,000, based on the closing market price of $4.34 on September 30, 2002, the last trading day of fiscal 2002. Vesting of the CSEs is contingent upon the achievement of certain business milestones. In the event that the milestones are not achieved, the CSEs will expire unvested at October 20, 2009, ten years from the date of grant.
(4) Represents the dollar value of 1,000,000 Common Stock Equivalents (CSEs) granted on October 20, 1999, based on the closing market price of $15.6719 per share for the Rambus' Common Stock on such date. As of the end of fiscal 2002, Mr. Mooring held an aggregate of 500,000 unvested CSEs, which had a dollar value of $2,170,000, based on the closing market price of $4.34 on September 30, 2002, the last trading day of fiscal 2002. Vesting of the CSEs is contingent upon the achievement of certain business milestones. In the event that the milestones are not achieved, the CSEs will expire unvested at October 20, 2009, ten years from the date of grant.
(5)   Mr. Danforth joined us in October 2001.
(6)   Mr. Eulau joined us in May 2001.


                         OPTION GRANTS IN LAST FISCAL YEAR
                         -------------------------------------------------------

                         The following table sets forth information regarding options granted during fiscal 2002 to each of the persons named in the Summary Compensation Table.

                                    Individual Grants
                     ---------------------------------------------
                                    % of                            Potential Realizable Value
                                    Total                            at Assumed Annual Rates
                      Number of    Options    Exercise                    of Stock Price
                     Securities  Granted to    Price                 Appreciation For Option
                     Underlying   Employees     Per                          Term (1)
                       Options    in Fiscal    Share    Expiration   ------------------------
      Name             Granted     Year (2)     (3)       Date            5%         10%
-----------------    ----------   ---------   --------  ----------   ----------   ----------
Geoff Tate            100,000       2.8058    $  9.30    11/15/11    $  584,872   $1,482,180
David Mooring         100,000       2.8058       9.30    11/15/11       584,872    1,482,180
John D. Danforth      400,000      11.2233       8.00    10/08/11     2,012,463    5,099,976
                      150,000       4.2088       7.50     4/10/12       707,506    1,792,960
Robert K. Eulau            --          --          --          --            --           --
Ed Larsen                  --          --          --          --            --           --

------------
(1) Potential realizable value is based on the assumption that Rambus Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the ten-year term. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our estimate of future stock price growth.
(2) We granted options to purchase 3,564,000 shares of Common Stock to all employees during fiscal 2002.
(3) Unless otherwise indicated, options were granted at an exercise price equal to the fair market value of Rambus Common Stock at the date of grant.

                         AGGREGATED OPTION EXERCISES IN FISCAL 2002 AND FISCAL YEAR-END OPTION VALUES

                         The following table sets forth information with respect to persons named in the Summary Compensation Table concerning exercised and unexercised options held as of September 30, 2002.

                                            Number of Securities
                                                 Underlying
                                                Unexercised        Value of Unexercised
                       Shares                    Options at        In-the-Money Options
                      Acquired                   09/30/02(1)          at 09/30/02(2)
                         on        Value   ---------------------  ----------------------
     Name             Exercise   Realized    Vested    Unvested     Vested    Unvested
----------------      --------   --------  ---------  ----------  ---------- ----------
Geoff Tate               --         --      723,600   1,933,334    $237,726   $     --
David Mooring            --         --      483,330   1,896,670          --         --
John D. Danforth         --         --       68,703     481,297          --         --
Robert K. Eulau          --         --      164,582     510,418          --     92,000
Ed Larsen                --         --      315,832     456,669          --    147,200

------------
(1) Although some options are immediately exercisable for all the option shares, any shares purchased under such an option are subject to repurchase by Rambus, at the exercise price paid per share, in the event the optionee ceases to provide services to Rambus prior to vesting in those shares.
(2) Market value of underlying securities based on the closing price of the Rambus Common Stock on September 30, 2002 (the last trading day of fiscal
      2002) on the Nasdaq Stock Market of $4.34 minus the exercise price.


Change of Control and    None of our executive officers has employment or
Severance Arrangements   severance agreements with us.


Director Compensation    Board members do not receive any cash fees for their
                         service on the Board or any Board committee, but they are entitled to reimbursement of all reasonable out-of-pocket expenses incurred in connection with their attendance at Board and Board committee meetings.

                         All Board members are eligible to receive stock options pursuant to the discretionary option grant program in effect under the 1997 Stock Plan. The 1997 Stock Plan also provides for an automatic grant of an option to purchase 40,000 shares of Rambus Common Stock (the "First Option") to each non-employee, non-founder director who becomes a non-employee, non-founder director after the effective date of the 1997 Stock Plan provided that an employee director who becomes a non-employee, non-founder director is not eligible for the First Option.

                         In addition, each non-employee, non-founder director is automatically granted an option to purchase 20,000 shares (a "Subsequent Option") effective October 1st of each year provided he or she is then a non-employee, non-founder director and, provided further, that on such date he or she has served on the Board for at least six months. On October 1, 2002, Dr. Davidow, Mr. Dunlevie and Dr. Geschke were each granted a Subsequent Option to purchase 20,000 shares of Rambus Common Stock with an exercise price equal to the closing price of Rambus Common Stock on the Nasdaq Stock Market.

Section 16(a)            Section 16(a) of the Securities Exchange Act requires
Beneficial Ownership     our executive officers, directors and ten percent
Reporting Compliance     stockholders to file reports of ownership and changes
                         in ownership with the SEC. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of these forms, or written representations that no Forms 5 were required, we believe that during fiscal 2002 all of our executive officers, directors and ten percent stockholders complied with the applicable filing requirements except as follows: Mr. Dunlevie filed one late Form 4.


                         Certain Relationships and Related Transactions
                         -------------------------------------------------------

                         There were no related party transactions since October 1, 2001. All future transactions between Rambus and its executive officers, directors and principal stockholders will be approved by a majority of the independent and disinterested members of the Board and will be on terms no less favorable than could be obtained from unrelated third parties.

                         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                         -------------------------------------------------------

                         The following is the report of the Compensation Committee of the Board with respect to the compensation paid to our executive officers during fiscal 2002. Actual compensation earned during fiscal 2002 by the persons named in the Summary Compensation table is shown in the Summary Compensation Table.


Members and Purpose of   The Compensation Committee currently consists of
Compensation Committee   directors P. Michael Farmwald, Bruce Dunlevie and
                         Charles Geschke, none of whom are employees or officers of Rambus. The Compensation Committee sets policy and administers our cash and equity incentive programs for the purpose of attracting and retaining highly-skilled executives and key employees who will promote our business goals and build long-term stockholder value.
                         The Compensation Committee is also responsible for reviewing and making recommendations to the Board regarding all forms of compensation for our executive officers.

Compensation             The policy of the Compensation Committee is to attract
Philosophy and           and retain key personnel through the payment of
Policies                 competitive base salaries and to encourage and reward
                         performance through bonuses and stock ownership.

                         The Compensation Committee's objectives are to:

                           o ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

                           o ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

                           o ensure that current cash and equity incentive opportunities are competitive with comparable companies.

Elements of              Compensation for officers and key employees includes
Compensation             both cash and equity elements. None of our executive
                         officers has an employment or severance agreement.

                         Cash Compensation. Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee and competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Cash bonuses for executive officers were based on the following measures of our performance: operating income, earnings per share and other performance goals.

                         Equity Compensation. Ownership of our Common Stock is a key element of executive compensation. Our officers and other employees are eligible to participate in the 1997 Stock Plan and the 1997 Employee Stock Purchase Plan (the "Purchase Plan"). Non-executive officer employees are also eligible to participate in the 1999 Stock Plan. The 1997 Stock Plan permits the Board or the Compensation Committee to grant stock options, stock purchase rights and Common Stock Equivalents to employees, including Executive Officers, on such terms as the Board or the Compensation Committee may determine. The 1999 Stock Plan permits the

                         Board or the Compensation Committee to grant stock options to employees on such terms as the Board or the Compensation Committee may determine. The Compensation Committee has authority to grant and administer stock options to all of our employees.

                         In determining the size of a stock option grant to a new officer or other key employee, the Compensation Committee takes into account equity participation by comparable employees within Rambus, external competitive circumstances and other relevant factors. These options typically vest over 48 months or 60 months and thus require the employee's continuing services to us. Additional options may be granted to current employees to reward exceptional performance or to provide additional unvested equity incentives. The vesting of these additional stock options usually will not begin until previous option grants have become fully vested.

                         Purchase Plan. The Purchase Plan permits employees to acquire our Common Stock through payroll deductions and promotes broad-based equity participation throughout Rambus. The Compensation Committee believes that such stock plans align the interests of the employees with the long-term interests of the stockholders.

                         401(k) Plan. We also maintain a 401(k) Plan to provide retirement benefits through tax deferred salary deductions for all its employees. We contribute an additional 10% of each employee's contributions on a quarterly basis. The contribution made by us is immediately vested.

Section 162(m) The Compensation Committee has considered the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) limits the deductibility by public companies of certain executive compensation in excess of $1 million per executive per year, but excludes from the calculation of such $1 million limit certain elements of compensation, including performance-based compensation, provided that certain requirements are met.

                         None of our executive officers approached the $1 million limit in fiscal 2002 nor is any expected to approach such limit in fiscal 2003. However, the provisions of Section 162(m) merit current consideration because, under certain circumstances, the difference between the fair market value and the exercise price of options granted in the present time period, measured at the time of exercise, could be included in the calculation under Section 162(m) of the executive officers' compensation in the time period in which the exercise occurs.

                         This result can be avoided if the plans under which such options are granted comply with certain requirements at the time of grant, including administration by a committee consisting solely of two or more outside directors and stockholder approval of the terms of the plan, including approval of an annual limit stated in the plan on the number of shares with respect to which options may be granted to any employee. Our 1997 Stock Plan has been designed and administered to meet such requirements. We have not attempted to structure other elements of executive compensation to qualify as performance-based compensation for purposes of Section 162(m).

Fiscal 2002 Executive    Our executive compensation philosophy is that base
Compensation             salary and cash bonuses should reflect our overall
                         financial and non-financial performance and that non-cash compensation should be closely aligned with stockholder interests.

Fiscal 2002 Chief        Geoff Tate joined us as President and Chief Executive
Executive                Officer in 1990 and currently serves as Chief Executive
Officer Compensation     Officer. Mr. Tate does not have an employment or
                         severance agreement with us. In setting Mr. Tate's compensation, the Compensation Committee, in addition to considering the factors for all executive officers described above, also considers data reflecting comparative compensation information from other companies.

                         In fiscal 2002, Mr. Tate's compensation was based on our overall performance in relation to goals set in the beginning of the year. In fiscal 2002 we granted Mr. Tate options to purchase 100,000 shares of Common Stock. The options vest ratably over 12 months in 2005 and are designed to increase Mr. Tate's incentive to remain with us in the future and to closely align Mr. Tate's interests with those of our stockholders.


                                                Respectfully submitted by:


                                                THE COMPENSATION COMMITTEE
                                                OF THE BOARD OF DIRECTORS


                                                Charles Geschke, Chairman
                                                Bruce Dunlevie
                                                P. Michael Farmwald

                         REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF
                         DIRECTORS
                         -------------------------------------------------------

                         The following is the report of the Audit Committee of the Board of Directors with respect to our audited financial statements for the fiscal year ended September 30, 2002, which include our consolidated balance sheets as of September 30, 2002 and 2001, and the related consolidated statements of operations, stockholders' equity and comprehensive income, and cash flows for each of the three years in the period ended September 30, 2002, and the notes thereto.

                         The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the 1934 Securities Exchange Act, as amended, except to the extent that we specifically incorporate it by reference in such filing.


Review with Management   The Audit Committee has reviewed and discussed our
                         audited financial statements with management.


Review and Discussions   The Audit Committee has discussed with
with Independent         PricewaterhouseCoopers LLP, our independent
Accountants              accountants, the matters required to be discussed by
                         SAS 61 (Codification of Statements on Auditing
                         Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

                         The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountants' independence from us and our related entities) and has discussed with PricewaterhouseCoopers LLP its independence from us.

Conclusion               Based on the review and discussions referred to above,
                         the Audit Committee recommended to the Board that our audited financial statements be included in the our Annual Report on Form 10-K for the fiscal year ended
                         September 30, 2002.


                                                Respectfully submitted by:


                                                THE AUDIT COMMITTEE
                                                OF THE BOARD OF DIRECTORS


                                                Bruce Dunlevie, Chairman
                                                William Davidow
                                                Charles Geschke

                         PERFORMANCE GRAPH
                         -------------------------------------------------------

                         The following graph compares the cumulative total return to stockholders on Rambus Common Stock with the cumulative total return of the Nasdaq Stock Market Index-U.S. ("Nasdaq US Index"), the RDG Semiconductor Composite Index and, through September 30, 2001, the JP Morgan H&Q Technology Index. The graph assumes that $100 was invested on May 13, 1997, the date of our initial public offering, in Rambus Common Stock, the Nasdaq US Index, the RDG Semiconductor Composite Index and the JPMorgan H&Q Technology Index, including reinvestment of dividends. No dividends have been declared or paid on our Common Stock. Historic stock price performance is not necessarily indicative of future stock price performance. In our prior proxy statements we have included the JP Morgan H&Q Technology Index. JP Morgan H&Q has ceased to publish this index, and we have elected to use the RDG Semiconductor Index as the published industry index in its place.

                COMPARISON OF 64 MONTH CUMULATIVE TOTAL RETURN*
            AMONG RAMBUS INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
                      THE JP MORGAN H & Q TECHNOLOGY INDEX
                   AND THE RDG SEMICONDUCTOR COMPOSITE INDEX

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                 5/13/97     9/97      9/98      9/99      9/00       9/01      9/02
RAMBUS INC.                      $100.00   $463.54   $533.33   $552.08   $2631.27   $245.33   $144.67
NASDAQ STOCK MARKET (U.S.)       $100.00   $134.15   $136.27   $222.63   $ 295.58   $120.81   $ 95.12
JP MORGAN H & Q TECHNOLOGY       $100.00   $140.67   $130.70   $251.74   $ 409.88   $136.00
RDG SEMICONDUCTOR COMPOSITE      $100.00   $130.06   $ 89.24   $212.81   $ 290.67   $113.92   $ 74.75

* $100 invested on 5/13/97 in stock or on 4/30/97 in index-including reinvestment of dividends.
Fiscal year ending September 30.

                         OTHER MATTERS
                         -------------------------------------------------------

                         The information contained above under the captions "Report of the Compensation Committee of the Board of Directors", "Report of the Audit Committee of the Board of Directors" and "Performance Graph" shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor will such information be incorporated by reference into any future SEC filing except to the extent that Rambus specifically incorporates it by reference into such filing.

                         The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

                         It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy in the envelope which has been enclosed.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Los Altos, California
                                             December 19, 2002

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER
                                       Of
                                   RAMBUS INC.
                           (Adopted November 21, 2002)


I.    PURPOSE OF THE AUDIT COMMITTEE
      As a publicly-held company, Rambus Inc. (the "Company") has an obligation to promptly produce and publish financial statements which are consistent, fairly presented and in conformance with generally accepted accounting principles. It is the duty of the Audit Committee (the "Committee") to oversee the Company's financial reporting process, its system of internal controls and the audit process.

II.   MEMBERSHIP
      The members of the Audit Committee will be appointed by the Board on the recommendation of the Nominating Committee. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC or Nasdaq):

         o Each member will be an independent director, as defined in applicable rules of the SEC and Nasdaq;

         o Each member will be able to read and understand financial statements, in accordance with the Nasdaq requirements; and

         o At least one member will have past employment experience in finance or accounting, or other comparable experience in compliance with applicable Nasdaq and SEC requirements.


III.  ROLES AND RESPONSIBILITIES
      Without limiting its scope, the Committee's roles and responsibilities will include the following activities:

         o  Review the adequacy of the Company's internal control structure;

         o Appointing, compensating and overseeing the work of the independent auditors for the purpose of preparing or issuing an audit report or related work; in this regard, the Audit Committee shall have the sole authority to approve the hiring and firing of the independent auditors, all audit engagement fees and terms and all non-audit engagements, as may be permissible, with the independent auditors;

         o Pre-approving audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible);

         o Reviewing and providing guidance with respect to the external audit and the Company's relationship with its independent auditors by (i) reviewing the independent auditors' proposed audit scope, approach and independence; (ii) obtaining on a periodic basis a statement from the independent auditors regarding relationships and services with the Company which may impact independence and presenting this statement to the Board of Directors, and to the extent there are relationships, monitoring and investigating them; (iii) reviewing the independent auditors' peer review conducted every three years;
            (iv) discussing with the Company's independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies and disagreements with management and any other matters described in SAS No. 61, as may be modified or supplemented; and (v) reviewing reports submitted to the audit committee by the independent auditors in accordance with the applicable SEC requirements;

         o If necessary, instituting special investigations with full access to all books, records, facilities and personnel of the Company;

         o Conduct a review of the annual and interim financial statements and the Company's SEC reports, including Management's Discussion and Analysis;

         o Review the annual audit findings, including any significant suggestions for improvements provided to management by the external auditors;

         o Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

         o Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements;

         o Providing oversight and review at least annually of the Company's risk management policies, including its investment policies;

         o Review, with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements;

         o Reviewing and approving in advance any proposed related party transactions;

         o Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

         o Review the findings of any examination by regulatory agencies, such as the SEC;

         o As necessary and desirable, have authority to engage independent counsel and other advisors;

         o  Annually review and evaluate its own performance;

         o  Perform other oversight functions as requested by the full Board;
            and

         o Review this Charter annually and make recommendations to the Board for any proposed changes.

IV.   REPORTING
      The Committee will regularly update the Board of Directors about Committee activities.

V.    ORGANIZATION

      A. Meetings

         Meetings shall be held at least quarterly, generally in conjunction with both a Board meeting and the publishing of the Company's interim and yearly financial statements. The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company and such other advisors or employees, at such times as it deems appropriate, to fulfill the responsibilities of the Audit Committee under this charter.

      B. Chairperson

         The Committee shall approve a Chairperson based on the recommendation of the Nominating Committee.

                                   APPENDIX B
                         COMPENSATION COMMITTEE CHARTER
                                       Of
                                   RAMBUS INC.
                           (Adopted November 21, 2002)

I.    PURPOSE OF THE COMPENSATION COMMITTEE
      Rambus Inc. (the "Company") has an obligation to compensate its senior executives in such a manner as to ensure continuity in the management of the business as well as align executives' interests with the shareholder community. It is the purpose of the Compensation Committee (the "Committee") to recommend and approve appropriate executive compensation. The Compensation Committee shall also make recommendations to the Board regarding director compensation.

II.   ROLES AND RESPONSIBILITIES
      Without limiting its scope, the Committee's roles and responsibilities will include the following activities:

         o Annually review and approve for the CEO and the executive officers of the Company (a) the annual base salary, (b) the annual incentive bonus, including the specific goals, targets, and amount, (c) equity compensation, (d) employment agreements, severance arrangements, and change in control agreements/ provisions, and (e) any other benefits, compensation or arrangements.

         o  Annually review the CEO's performance.

         o Measure corporate executives' performance against previously established goals and objectives

         o Review external surveys to establish appropriate ranges of compensation;

         o The Compensation Committee shall have authority to retain and terminate any compensation consultant to be used by the Company to assist in the evaluation of CEO or executive officer compensation and shall have authority to approve the consultant's fees and other retention terms. The Compensation Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

         o Review this Charter annually and make recommendations to the Board with any proposed changes.

         o Make recommendations regarding director compensation and conduct a review of directors compensation at least annually.

         o  Annually review and evaluate its own performance.

III.  REPORTING
      The Committee will regularly update the Board of Directors about Committee activities.

IV.   ORGANIZATION

      A. Size and membership qualifications

         The members of the Compensation Committee will be appointed by the Board on the recommendation of the Nominating Committee. The Compensation Committee shall consist of no fewer than two members. The members of the Compensation Committee shall meet the (i) non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended; and as may be amended from time to time in the future, and (ii) the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended and as may be amended from time to time in the future.

         The Committee shall appoint a Chairperson

      B. Meetings

         Meetings shall be held at least semiannually.

                                   APPENDIX C
                CORPORATE GOVERNANCE/NOMINATING COMMITTEE CHARTER
                                       Of
                                   RAMBUS INC.
                           (Adopted November 21, 2002)

I.    PURPOSE OF THE CORPORATE GOVERNANCE/NOMINATING COMMITTEE
      Rambus Inc. (the "Company") has an obligation to the shareholder community to ensure that consistent corporate guidance and oversight is maintained. The purpose of the Corporate Governance/Nominating Committee is to develop and maintain principles of governance that will provide continuity in, and adequate levels of, corporate oversight.

II.   ROLES AND RESPONSIBILITIES
      Without limiting its scope, the Committee's roles and responsibilities will include the following activities:

         o On an ongoing basis, evaluate the composition, organization and governance of the board and its committees, determine future requirements and make recommendations to the board for approval.

         o Annually oversee the evaluation of the effectiveness of the Board and each standing committee and report its findings to the Board.

         o Determine on an annual basis desired board qualifications, expertise and characteristics and conduct searches for potential board members with corresponding attributes. Evaluate and propose nominees for election to the board. In performing these tasks the Nominating and Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates.

         o Oversee the board performance evaluation process including conducting surveys of director observations, suggestions and preferences.

         o  Form and delegate authority to subcommittees when appropriate.

         o Evaluate and make recommendations to the board concerning the appointment of directors to board committees, the selection of board committee chairs, and proposal of the board slate for election. Consider shareholder nominees for election to the board.

         o Evaluate and recommend termination of membership of individual directors in accordance with the board's governance principles, for cause or for other appropriate reasons.

         o Conduct an annual review on succession planning, report its findings and recommendations to the board, and work with the board in evaluating potential successors to executive management positions.

         o  Coordinate and approve board and committee meeting schedules.

         o Review this Charter annually and make recommendations to the board for any proposed changes.

         o  Annually review and evaluate its own performance.

         o In performing its responsibilities, the Nominating and Governance Committee shall have the authority to obtain advice, reports or opinions from internal or external counsel and expert advisors.


III.  REPORTING
      The Committee will regularly update the Board of Directors about Committee activities.

IV.   ORGANIZATION

      A. Size and membership qualifications

         The Committee shall consist of a minimum of three members. Each member shall be "independent," as defined by applicable Nasdaq and SEC rules.

      B. Meetings

         Meetings shall be held at least semiannually.

      C. Chairperson

         The Committee shall appoint a Chairperson.

[Logo]
RAMBUS INC.
4440 EL CAMINO REAL
LOS ALTOS, CA 94022

                                   VOTE BY INTERNET - www.proxyvote.com
                                   Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

                                   VOTE BY PHONE - 1-800-690-6903
                                   Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                                   VOTE BY MAIL -
                                   Mark, sign and date your proxy card and
                                   return it in the postage-paid envelope
                                   we've provided or return to Rambus
                                   Inc., c/o ADP, 51 Mercedes Way,
                                   Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:     RAMBUS      KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RAMBUS INC.


                                                      For   Withhold   For All
1.    Election of Class II Directors                  All     All      Except

      Nominees:    01) William Davidow                [ ]     [ ]        [ ]
                   02) P. Michael Farmwald
                   03) Geoff Tate

To withhold authority to vote, mark "For All
Except" and write the nominee's number on the line below.

________________________________________________


                                                      For   Against   Abstain

2.    Ratification of appointment of                  [ ]     [ ]       [ ]
      PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending September 30, 2003.

Please sign exactly as your name appears above.
When shares are registered in the names of two or more persons, whether as joint tenants, as community property or otherwise, both or all of such persons should sign. When signing as attorney, executor, administrator, trustee, guardian or another fiduciary capacity, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

---------------------------------------------
|                                  |         |
|                                  |         |
---------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date


---------------------------------------------
|                                  |         |
|                                  |         |
---------------------------------------------
Signature (Joint Owners)            Date

--------------------------------------------------------------------------------

                                   Rambus Inc.

    PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 30, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RAMBUS INC.

      The undersigned stockholder of Rambus Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement, each dated December 19, 2002, and hereby appoints Geoff Tate and John Danforth, or either of them, proxies and attorneys-in-fact, each with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Rambus Inc. to be held on January 30, 2003 at 10:00 a.m., local time, at the Westin Palo Alto Hotel, 675 El Camino Real, Palo Alto, California 94301, and at any adjournment thereof, and to vote all shares of Common Stock of the Company held of record by the undersigned on December 9, 2002 as hereinafter specified upon the proposals listed on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS ON THE REVERSE SIDE AND, AS SAID PROXIES DEEM ADVISABLE, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR MAY OTHERWISE BE ALLOWED TO BE CONSIDERED AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS OUTLINED ON THE REVERSE SIDE.

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF STOCKHOLDERS, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE